                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 9, 2005
                                ----------------

                              --------------------

                               CEPTOR CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     333-105793              11-2897392
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(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)           Identification No.)

   200 International Circle, Suite 5100, Hunt Valley, Maryland         21030
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     (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (410) 527-9998
                                                           ---------------------

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The information  reported in Item 1.01 is incorporated  herein by reference to Item 1.01 of CepTor  Corporation's  Current Report on Form 8-K filed with the
Commission on December 15, 2005 ("Form 8-K").

ITEM 2.03   CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information  reported in Item 3.02 is incorporated  into this Item 2.03 by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     The information  reported in Item 3.02 is incorporated  herein by reference to Item 3.02 of the Form 8-K.  CepTor  Corporation  files this Current Report on
Form 8-K/A for the  purpose of amending  the Form 8-K to report the  issuance of the second $1,000,000 debenture pursuant to the Securities Purchase Agreement as reported in the Form 8-K.

     The issuance of the second  debenture  described  above was not  registered under the Securities Act of 1933, as amended (the "Securities Act") and was made in reliance  on an  exemption  from  registration  pursuant to Section  4(2) and
Regulation D (Rule 506) under the Securities Act.

     The foregoing summary does not purport to be complete and is subject to and qualified  in its  entirety  by  reference  to the actual  text of the  Exhibits attached and incorporated by reference to this Current Report on Form 8-K/A.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

     Exhibit No.       Description
     -----------       -----------

     4.1               Secured Convertible Debenture dated December 28, 2005

     10.1              Securities  Purchase  Agreement  dated  December  9, 2005
                       (incorporated  herein by reference to Exhibit 10.1 to the
                       Company's  Current  Report on Form 8-K filed December 15,
                       2005)

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                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEPTOR CORPORATION

Date:  January 4, 2006
                                            By: /s/ William H. Pursley
                                                ---------------------------------
                                                William H. Pursley, Chairman and
                                                Chief Executive Officer

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                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------

         4.1               Secured Convertible Debenture dated December 28, 2005

         10.1              Securities Purchase Agreement dated December 9, 2005
                           (incorporated herein by reference to Exhibit 10.1 to
                           the Company's Current Report on Form 8-K filed
                           December 15, 2005)

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